EXHIBIT 32.1

Certification Pursuant To
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of RLJ Lodging Trust (the “Company”) on Form 10-K for the period ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ross H. Bierkan, President, Chief Executive Officer, Chief Investment Officer and Trustee of the Company, and I, Leslie D. Hale, Chief Operating Officer, Chief Financial Officer and Executive Vice President of the Company, certify, to our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                       the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

RLJ LODGING TRUST

Dated: February 28, 2018	/s/ ROSS H. BIERKAN
Ross H. Bierkan
President, Chief Executive Officer, Chief Investment Officer and Trustee

/s/ LESLIE D. HALE
Leslie D. Hale
Chief Operating Officer, Chief Financial Officer and Executive Vice President